COUNTRY Growth Fund
COUNTRY Bond Fund
(the “Funds”)
each a Series of the
COUNTRY Mutual Funds Trust (the “Trust”)

Supplement dated May 6, 2011
to the Statement of Additional Information (“SAI”) dated October 28, 2010

The Statement of Additional Information is hereby amended as follows:

1) Effective April 25, 2011, Teresa M. Palmer was appointed by the Board of Trustees to serve as an Independent Trustee. The table entitled “Management of the Funds – Independent Trustees” on page B-11 of the SAI is amended to include the following information for Ms. Palmer.

Name, Address(1), and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Teresa M. Palmer Born: 1943	Trustee	April 2011 - Present	Retired; Professor, Management & Quantitative Methods, Illinois State University, 1969-2008; Lead Instructor in Human Resource Management, Management Development International Program, Illinois State University, 2006 to date.	4	None.

As of December 31, 2010, Ms. Palmer did not own any shares of the Funds, and has not received compensation for her service to the Funds.

2) Ms. Palmer, who serves as an Independent Trustee, now serves on the Nominating and Conflicts Committee, the Audit Committee and the Qualified Legal Compliance Committee of the Board of Trustees.

3) The section entitled “Management of the Funds – Trustee Qualifications” on page B-16 is amended to include the following paragraph:

Teresa M. Palmer.  Ms. Palmer has served as a Trustee of the Trust since April 2011. Ms. Palmer has an extensive educational background in business and economics and holds an MS, MBA and EdD. Until retiring in 2008, Ms. Palmer was a Professor at Illinois State University since 1969 where she taught numerous subject matters including international business, business statistics, consumer economics, and human resources management/development. Ms. Palmer continues to be the lead instructor in Human Resources Management for the Management Development International Program at Illinois State University and has authored numerous scholarly articles on a variety of business topics. Through her employment experiences, Ms. Palmer is experienced with financial, accounting, regulatory, and investment matters.

4) On January 24, 2011, Scott Hancock and on January 31, 2011, Robert W. Rush, Jr. resigned as officers of the Funds, and all references to Mr. Hancock and Mr. Rush in the SAI should be deleted.

5) On January 24, 2011, Martin L. Angel and on January 31, 2011, Wade V. Harrison were elected by the Board of Trustees as officers of the Funds. As such, the table entitled “Management of the Funds – Officers” on page B-13 of the SAI is amended to include the following information for Mr. Angel and Mr. Harrison.

Name, Address(1), and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Martin L. Angel Born: 1959	Vice President	2011-Present
Director – Business Retirement Services & Trust Officer: COUNTRY Trust Bank(4), 2010 to date; Director -Corporate Billing: COUNTRY Financial(3), 2008 to 2010; Director -  Underwriting: COUNTRY Financial(3), 2007 to 2008.

Wade V. Harrison Born: 1971	Vice President	2011-Present
Senior Vice President Financial Service Operations and Trust Officer: COUNTRY Trust Bank(4), January 2011 to date; Senior Vice President Financial Service Operations: COUNTRY Financial (3), January 2011 to date; Senior Vice President
Life/Health Operations: COUNTRY Financial (3), 2006 to 2010; Director,
Personal Lines Underwriting: COUNTRY Financial (3), 2005 to 2006.

Please retain this Supplement with the SAI for future reference.